Washington Real Estate Investment Trust
Second Quarter 2015

Supplemental Operating and Financial Data
Contact:	1775 Eye Street, NW
Tejal R. Engman	Suite 1000
Director of Investor Relations	Washington, DC 20006
E-mail: tengman@washreit.com	(202) 774-3200
(301) 984-9610 fax

Company Background and Highlights
Second Quarter 2015

Washington Real Estate Investment Trust ("Washington REIT") is a self-administered equity real estate investment trust investing in income-producing properties in the greater Washington, DC region. Washington REIT has a diversified portfolio with investments in office, retail, and multifamily properties and land for development.

Second Quarter 2015 Highlights

•	Generated Core Funds from Operations (FFO) of $0.42 per fully diluted share for the quarter, a $0.04 increase over first quarter 2015 and a $0.01 increase over second quarter 2014

•	Same-store cash Net Operating Income (NOI) grew by 1.3% over second quarter 2014

•	Achieved overall same-store physical occupancy of 92.8%, 30 basis points higher than the second quarter of 2014

•
Executed new and renewal commercial leases totaling 259,000 square feet at an average rental rate increase of 15.6% over in-place rents for new leases and an average rental rate increase of 14.9% over in-place rents for renewal leases

•	Subsequent to quarter end, acquired The Wellington, a 711-unit apartment community with on-site density to develop approximately 360 additional units, for $167 million

•	Tightened 2015 Core FFO guidance to $1.68 to $1.72 from $1.66 to $1.74 per fully diluted share

Washington REIT signed commercial leases totaling 259,000 square feet, including 93,000 square feet of new leases and 166,000 square feet of renewal leases. New leases had an average rental rate increase of 15.6% over expiring lease rates and a weighted average lease term of 7.8 years. Commercial tenant improvement costs were $30.19 per square foot and leasing commissions and incentives were $25.89 per square foot for new leases. Renewal leases had an average rental rate increase of 14.9% over expiring lease rates and a weighted average lease term of 4.9 years. Commercial tenant improvement costs were $2.79 per square foot and leasing commissions and incentives were $3.43 per square foot for renewal leases.

On July 1, 2015, Washington REIT acquired The Wellington, an apartment community in Arlington, VA consisting of 711 units and on-site density to develop approximately 360 additional units, for $167 million. The acquisition also provides an opportunity to renovate over 680 units to generate additional rental rate growth. Originally built in 1960, The Wellington is a gated apartment community comprising three mid-rise buildings located on the eastern end of Columbia Pike, which features walkable restaurant and retail amenities, is proximate to four major highways and offers easy access to DC, The Pentagon and Crystal City.

As of June 30, 2015, Washington REIT owned a diversified portfolio of 55 properties, totaling approximately 7 million square feet of commercial space and 2,826 multifamily units, and land held for development. These 55 properties consist of 25 office properties, 17 retail centers and 13 multifamily properties. Washington REIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE)

Company Background and Highlights
Second Quarter 2015

Net Operating Income Contribution by Sector - Second Quarter 2015

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2014 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Retail
26%
(2.5 million sq feet)
Multifamily
18%
(2,826 units)
Office
56%
(4.8 million sq ft)
Crate&Barrel

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Three Months Ended
OPERATING RESULTS	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Real estate rental revenue	$74,226	$74,856	$74,359	$73,413	$72,254
Real estate expenses	(27,229)	(29,208)	(25,911)	(25,914)	(25,528)
46,997	45,648	48,448	47,499	46,726
Real estate depreciation and amortization	(25,503)	(25,275)	(24,503)	(24,354)	(24,401)
Income from real estate	21,494	20,373	23,945	23,145	22,325
Interest expense	(14,700)	(15,348)	(15,183)	(15,087)	(14,985)
Other income	192	192	191	192	219
Acquisition costs	(992)	(16)	(663)	(69)	(1,933)
Real estate impairment	(5,909)	—	—	—	—
Gain on sale of real estate	1,454	30,277	—	—	570
Loss on extinguishment of debt	(119)	—	—	—	—
General and administrative	(4,306)	(6,080)	(5,981)	(4,523)	(4,828)
(Loss) income from continuing operations	(2,886)	29,398	2,309	3,658	1,368
Discontinued operations:
Loss on sale of real estate	—	—	—	—	(288)
Loss from discontinued operations	—	—	—	—	(288)

Net (loss) income	(2,886)	29,398	2,309	3,658	1,080
Less: Net loss from noncontrolling interests	340	108	21	10	7
Net (loss) income attributable to the controlling interests	$(2,546)	$29,506	$2,330	$3,668	$1,087
Per Share Data:
Net (loss) income	$(0.04)	$0.43	$0.03	$0.05	$0.02
Fully diluted weighted average shares outstanding	68,176	68,191	67,065	66,790	66,761
Percentage of Revenues:
Real estate expenses	36.7%	39.0%	34.8%	35.3%	35.3%
General and administrative	5.8%	8.1%	8.0%	6.2%	6.7%
Ratios:
Adjusted EBITDA / Interest expense	3.0	x	2.7	x	3.0	x	2.9	x	2.9	x
Income from continuing operations/Total real estate revenue	(3.9)%	39.3%	3.1%	5.0%	1.9%
Net income /Total real estate revenue	(3.4)%	39.4%	3.1%	5.0%	1.5%

Consolidated Balance Sheets (In thousands) (Unaudited)

	6/30/2015		3/31/2015		12/31/2014		9/30/2014		6/30/2014
Assets
Land	$542,654		$543,247		$543,546		$519,859		$519,859
Income producing property	1,966,612		1,932,908		1,927,407		1,867,752		1,853,982
	2,509,266		2,476,155		2,470,953		2,387,611		2,373,841
Accumulated depreciation and amortization	(670,103)		(649,279)		(640,434)		(620,279)		(600,171)
Net income producing property	1,839,163		1,826,876		1,830,519		1,767,332		1,773,670
Development in progress, including land held for development	35,314		65,656		76,235		99,500		83,970
Total real estate held for investment, net	1,874,477		1,892,532		1,906,754		1,866,832		1,857,640
Cash and cash equivalents	22,778		40,025		15,827		8,571		23,009
Restricted cash	13,705		13,095		10,299		9,496		11,369
Rents and other receivables, net of allowance for doubtful accounts	61,577		60,215		59,745		58,135		55,583
Prepaid expenses and other assets	117,657		117,367		121,082		116,345		112,548
Total assets	$2,090,194		$2,123,234		$2,113,707		$2,059,379		$2,060,149
Liabilities
Notes payable	$597,442		$747,335		$747,208		$747,082		$746,956
Mortgage notes payable	419,755		419,250		418,525		413,330		406,975
Lines of credit	185,000		30,000		50,000		5,000		—
Accounts payable and other liabilities	50,281		65,447		54,318		64,153		59,719
Advance rents	13,733		14,471		12,528		12,211		13,172
Tenant security deposits	9,053		8,892		8,899		8,625		8,686
Total liabilities	1,275,264		1,285,395		1,291,478		1,250,401		1,235,508
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—		—		—		—		—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	682		681		678		667		666
Additional paid-in capital	1,191,594		1,191,123		1,184,395		1,153,344		1,152,647
Distributions in excess of net income	(379,577)		(356,531)		(365,518)		(347,724)		(331,373)
Total shareholders' equity	812,699		835,273		819,555		806,287		821,940
Noncontrolling interests in subsidiaries	2,231		2,566		2,674		2,691		2,701
Total equity	814,930		837,839		822,229		808,978		824,641
Total liabilities and equity	$2,090,194		$2,123,234		$2,113,707		$2,059,379		$2,060,149
Total Debt / Total Market Capitalization	0.40	:1	0.39	:1	0.39	:1	0.41	:1	0.40	:1

Funds from Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Funds from operations(1)
Net (loss) income	$(2,886)	$29,398	$2,309	$3,658	$1,080
Real estate depreciation and amortization	25,503	25,275	24,503	24,354	24,401
Gain on sale of real estate	—	(30,277)	—	—	(570)
Discontinued operations:
Loss on sale of real estate	—	—	—	—	288
NAREIT funds from operations (FFO)	22,617	24,396	26,812	28,012	25,199
Loss on extinguishment of debt	119	—	—	—	—
Real estate impairment	5,909	—	—	—	—
Gain on sale of real estate	(1,454)	—	—	—	—
Severance expense	—	1,001	582	394	576
Relocation expense	26	64	764	—	—
Acquisition and structuring expenses	1,264	234	663	69	1,933
Core FFO (1)	$28,481	$25,695	$28,821	$28,475	$27,708

Allocation to participating securities(2)	(80)	(108)	(53)	(44)	(17)

NAREIT FFO per share - basic	$0.33	$0.36	$0.40	$0.42	$0.38
NAREIT FFO per share - fully diluted	$0.33	$0.36	$0.40	$0.42	$0.38
Core FFO per share - fully diluted	$0.42	$0.38	$0.43	$0.43	$0.41

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	68,176	68,141	67,002	66,738	66,732
Average shares - fully diluted (for FFO and FAD)	68,375	68,191	67,065	66,790	66,761
(1) See "Supplemental Definitions" on page 30 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Three Months Ended
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Funds available for distribution(1)
NAREIT FFO	$22,617	$24,396	$26,812	$28,012	$25,199
Non-cash loss on extinguishment of debt	119	—	—	—	—
Tenant improvements and incentives	(3,417)	(3,730)	(7,103)	(7,649)	(9,612)
Leasing commissions	(1,149)	(1,606)	(7,800)	(1,323)	(1,721)
Recurring capital improvements	(737)	(689)	(1,811)	(1,720)	(1,610)
Straight-line rent, net	(538)	407	(1,087)	(658)	(723)
Non-cash fair value interest expense	36	35	33	32	30
Non-real estate depreciation and amortization	1,123	938	1,578	994	904
Amortization of lease intangibles, net	970	768	729	704	677
Amortization and expensing of restricted share and unit compensation	1,195	1,826	1,134	1,307	1,429
Funds available for distribution (FAD)	20,219	22,345	12,485	19,699	14,573
Gain on sale of real estate	(1,454)	—	—	—	—
Non-share-based severance expense	—	196	546	313	517
Relocation expense	26	81	85	—	—
Acquisition and structuring expenses	1,264	234	663	69	1,933
Real estate impairment	5,909	—	—	—	—
Core FAD (1)	$25,964	$22,856	$13,779	$20,081	$17,023

Allocation to participating securities(2)	(80)	(108)	(53)	(44)	(17)

FAD per share - basic	$0.30	$0.33	$0.19	$0.29	$0.22
FAD per share - fully diluted	$0.29	$0.33	$0.19	$0.29	$0.22
Core FAD per share - fully diluted	$0.38	$0.33	$0.20	$0.30	$0.25

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	68,176	68,141	67,002	66,738	66,732
Average shares - fully diluted (for FFO and FAD)	68,375	68,191	67,065	66,790	66,761
(1)  See "Supplemental Definitions" on page 30 of this supplemental for the definitions of FAD and Core FAD.
(2)  Adjustment to the numerators for FAD and Core FAD per share calculations when applying the two-class method for calculating EPS.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Three Months Ended
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Adjusted EBITDA (1)

Net (loss) income	$(2,886)	$29,398	$2,309	$3,658	$1,080
Add:
Interest expense, including discontinued operations	14,700	15,348	15,183	15,087	14,985
Real estate depreciation and amortization, including discontinued operations	25,503	25,275	24,503	24,354	24,401
Income tax expense	28	—	—	46	71
Real estate impairment	5,909	—	—	—	—
Non-real estate depreciation	178	103	793	113	180
Severance expense	—	1,001	582	394	576
Relocation expense	26	64	764	—	—
Acquisition and structuring expenses	1,264	234	663	69	1,933
Less:
Net gain on sale of real estate	(1,454)	(30,277)	—	—	(282)
Loss on extinguishment of debt	119	—	—	—	—
Adjusted EBITDA	$43,387	$41,146	$44,797	$43,721	$42,944

(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, real estate impairment, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses, gain from non-disposal activities and allocations to noncontrolling interests. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, and the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Note: We have changed our definition of Adjusted EBITDA this quarter to exclude severance expense, relocation expense, acquisition and structuring expenses, and allocations to noncontrolling interests. We made this change to make our definition of Adjusted EBITDA similar to Adjusted EBITDA as defined in our debt covenants. The calculation of Adjusted EBITDA for prior quarters has been updated to conform with the revised definition.

Long Term Debt Analysis ($'s in thousands)

	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Balances Outstanding

Secured
Conventional fixed rate	$419,755	$419,250	$418,525	$413,330	$406,975
Unsecured
Fixed rate bonds and notes	597,442	747,335	747,208	747,082	746,956
Credit facility	185,000	30,000	50,000	5,000	—
Unsecured total	782,442	777,335	797,208	752,082	746,956
Total	$1,202,197	$1,196,585	$1,215,733	$1,165,412	$1,153,931

Average Interest Rates

Secured
Conventional fixed rate	5.2%	5.2%	5.2%	5.3%	5.3%
Unsecured
Fixed rate bonds	4.7%	4.9%	4.9%	4.9%	4.9%
Credit facilities	1.2%	1.4%	1.4%	1.4%	—%
Unsecured total	3.9%	4.7%	4.7%	4.8%	4.9%
Average	4.4%	4.9%	4.9%	5.0%	5.0%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums of $4.1 million and $2.6 million, respectively.

Long Term Debt Maturities (in thousands, except average interest rates)
, except per share data)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Avg Interest Rate
2015	$—	$—	$—	$—
2016	162,880	—	—	162,880	5.1%
2017	150,903	—	—	150,903	5.9%
2018	—	—	—	—
2019	31,280	—	185,000	216,280	2.0%
2020	—	250,000	—	250,000	5.1%
2021	—	—	—	—
2022	44,517	300,000	—	344,517	4.0%
2023	—	—	—	—
2024	—	—	—	—
2025	—	—	—	—
Thereafter	—	50,000	—	50,000	7.4%
Scheduled principal payments	$389,580	$600,000	$185,000	$1,174,580	4.4%
Scheduled amortization payments	26,078	—	—	26,078	4.7%
Net discounts/premiums	4,097	(2,558)	—	1,539
Total maturities	$419,755	$597,442	$185,000	$1,202,197	4.4%
Weighted average maturity =4.9 years

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit ($600.0 million)
	Quarter Ended June 30, 2015	Covenant	Quarter Ended June 30, 2015	Covenant
% of Total Indebtedness to Total Assets(1)	42.4%	≤ 65.0%	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.0	≥ 1.5	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	14.6%	≤ 40.0%	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.8	≥ 1.5	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	39.3%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA(4) to Consolidated Fixed Charges(5)	N/A	N/A	2.89	≥ 1.50
% of Consolidated Secured Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	13.8%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value(6)	N/A	N/A	33.1%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	3.96	≥ 1.75

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4) Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6) Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

	6/30/2015		3/31/2015		12/31/2014		9/30/2014		6/30/2014
Market Data

Shares Outstanding	$68,162		$68,126		$67,819		$66,663		$66,636
Market Price per Share	25.95		27.63		27.66		25.38		25.98
Equity Market Capitalization	$1,768,804		$1,882,321		$1,875,874		$1,691,907		$1,731,203

Total Debt	$1,202,197		$1,196,585		$1,215,733		$1,165,412		$1,153,931
Total Market Capitalization	$2,971,001		$3,078,906		$3,091,607		$2,857,319		$2,885,134

Total Debt to Market Capitalization	0.40	:1	0.39	:1	0.39	:1	0.41	:1	0.40	:1

Earnings to Fixed Charges(1)	0.8x		2.9x		1.1x		1.2x		1.1x
Debt Service Coverage Ratio(2)	2.7x		2.5x		2.8x		2.7x		2.7x

Dividend Data

Total Dividends Paid	$20,500		$20,519		$20,124		$20,019		$20,042
Common Dividend per Share	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO per share basis)	71.4%		78.9%		69.8%		69.8%		73.2%
Payout Ratio (Core FAD per share basis)	78.9%		90.9%		150.0%		100.0%		120.0%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Growth 2015 vs. 2014

	Three Months Ended June 30,			Rental Rate
	2015	2014	% Change	Growth
Cash NOI:
Multifamily	$8,705	$8,647	0.7%	(2.7)%
Office	24,894	24,281	2.5%	2.4%
Retail	11,347	11,430	(0.7)%	2.2%
Overall Same-Store Portfolio (1)	$44,946	$44,358	1.3%	1.2%

NOI:
Multifamily	$8,702	$8,660	0.5%	(2.7)%
Office	24,415	24,360	0.2%	1.8%
Retail	11,270	11,517	(2.1)%	2.5%
Overall Same-Store Portfolio (1)	$44,387	$44,537	(0.3)%	0.9%

(1) Non same-store properties were:
Acquisitions:
Office - 1775 Eye Street, NW
Retail - Spring Valley Retail Center
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center
Sold properties classified as continuing operations:
Multifamily - Country Club Towers
Retail - 5740 Columbia Road (parcel at Gateway Overlook)

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2015
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$14,934	$38,929	$14,766	$—	$68,629
Non same-store - acquired and in development (1)	409	4,214	974	—	5,597
Total	15,343	43,143	15,740	—	74,226
Real estate expenses
Same-store portfolio	6,232	14,514	3,496	—	24,242
Non same-store - acquired and in development (1)	453	2,328	206	—	2,987
Total	6,685	16,842	3,702	—	27,229
Net Operating Income (NOI)
Same-store portfolio	8,702	24,415	11,270	—	44,387
Non same-store - acquired and in development (1)	(44)	1,886	768	—	2,610
Total	$8,658	$26,301	$12,038	$—	$46,997

Same-store portfolio NOI (from above)	$8,702	$24,415	$11,270	$—	$44,387
Straight-line revenue, net for same-store properties	2	(352)	46	—	(304)
FAS 141 Min Rent	1	291	(34)	—	258
Amortization of lease intangibles for same-store properties	—	540	65	—	605
Same-store portfolio cash NOI	$8,705	$24,894	$11,347	$—	$44,946
Reconciliation of NOI to net income
Total NOI	$8,658	$26,301	$12,038	$—	$46,997
Depreciation and amortization	(4,425)	(17,085)	(3,741)	(252)	(25,503)
General and administrative	—	—	—	(4,306)	(4,306)
Interest expense	(2,441)	(2,984)	(232)	(9,043)	(14,700)
Other income	—	—	—	192	192
Acquisition costs	—	—	—	(992)	(992)
Gain on sale of real estate	—	—	—	1,454	1,454
Real estate impairment	—	—	—	(5,909)	(5,909)
Loss on extinguishment of debt	—	—	—	(119)	(119)
Net income	1,792	6,232	8,065	(18,975)	(2,886)
Net loss attributable to noncontrolling interests	—	—	—	340	340
Net income attributable to the controlling interests	$1,792	$6,232	$8,065	$(18,635)	$(2,546)
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2014
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$14,658	$38,276	$14,748	$—	$67,682
Non same-store - acquired and in development (1)	961	3,600	11	—	4,572
Total	15,619	41,876	14,759	—	72,254

Real estate expenses
Same-store portfolio	5,998	13,916	3,231	—	23,145
Non same-store - acquired and in development (1)	476	1,901	6	—	2,383
Total	6,474	15,817	3,237	—	25,528

Net Operating Income (NOI)
Same-store portfolio	8,660	24,360	11,517	—	44,537
Non same-store - acquired and in development (1)	485	1,699	5	—	2,189
Total	$9,145	$26,059	$11,522	$—	$46,726

Same-store portfolio NOI (from above)	$8,660	$24,360	$11,517	$—	$44,537
Straight-line revenue, net for same-store properties	(2)	(567)	(99)	—	(668)
FAS 141 Min Rent	(11)	246	(52)	—	183
Amortization of lease intangibles for same-store properties	—	242	64	—	306
Same-store portfolio cash NOI	$8,647	$24,281	$11,430	$—	$44,358

Reconciliation of NOI to net income
Total NOI	$9,145	$26,059	$11,522	$—	$46,726
Depreciation and amortization	(5,123)	(15,938)	(3,124)	(216)	(24,401)
General and administrative	—	—	—	(4,828)	(4,828)
Interest expense	(2,297)	(3,005)	(252)	(9,431)	(14,985)
Other income	—	—	—	219	219
Acquisition costs	—	—	—	(1,933)	(1,933)
Gain on sale of real estate	—	—	—	570	570
Discontinued operations:
Loss on sale of real estate classified as discontinued operations	—	—	—	(288)	(288)
Net income	1,725	7,116	8,146	(15,907)	1,080
Net income attributable to noncontrolling interests	—	—	—	7	7
Net income attributable to the controlling interests	$1,725	$7,116	$8,146	$(15,900)	$1,087
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

	Percentage of NOI
	Q2 2015	YTD 2015
DC
Multifamily	5.6%	5.7%
Office	25.1%	25.8%
Retail	2.0%	2.1%
	32.7%	33.6%
Maryland
Multifamily	2.4%	2.5%
Office	11.4%	10.5%
Retail	15.6%	15.2%
	29.4%	28.2%
Virginia
Multifamily	10.4%	10.6%
Office	19.4%	19.5%
Retail	8.1%	8.1%
	37.9%	38.2%

Total Portfolio	100.0%	100.0%

Same-Store and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1)
Sector	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Multifamily	94.5%	94.0%	93.8%	94.2%	93.6%
Office	91.8%	91.3%	92.2%	92.0%	90.9%
Retail	92.8%	94.7%	94.5%	94.4%	94.2%

Overall Portfolio	92.8%	93.0%	93.3%	93.2%	92.5%

	Physical Occupancy - All Properties
Sector	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Multifamily	91.7%	89.5%	93.8%	94.3%	93.7%
Office	87.6%	86.7%	86.9%	87.1%	86.2%
Retail	92.9%	94.7%	94.4%	94.4%	94.2%

Overall Portfolio	90.0%	89.5%	90.5%	90.7%	90.1%

(1) Non same-store properties were:
Acquisitions:
Office - 1775 Eye Street, NW
Retail - Spring Valley Retail Center
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center
Sold properties classified as continuing operations:
Retail - 5740 Columbia Road (parcel at Gateway Overlook)
Multifamily - Country Club Towers

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Multifamily	95.7%	94.9%	94.2%	94.0%	92.5%
Office	92.4%	92.3%	93.1%	92.8%	90.7%
Retail	92.8%	93.8%	94.9%	94.9%	93.9%

Overall Portfolio	93.2%	93.2%	93.7%	93.5%	91.8%

	Economic Occupancy - All Properties
Sector	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Multifamily	90.6%	88.4%	94.2%	94.1%	92.6%
Office	87.2%	86.5%	86.8%	87.0%	86.0%
Retail	92.9%	93.5%	94.5%	94.9%	93.9%

Overall Portfolio	89.0%	88.2%	89.8%	90.0%	88.9%

(1) Non same-store properties were:
Acquisitions:
Office - 1775 Eye Street, NW
Retail - Spring Valley Shopping Center
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center
Sold properties classified as continuing operations:
Multifamily - Country Club Towers
Retail - 5740 Columbia Road (parcel at Gateway Overlook)

Disposition Summary
2015
($ in thousands)
0,
012

Disposition Summary
	Disposition Date	Property Type	# of units	Contract Sales Price	GAAP Gain
Country Club Towers	March 20, 2015	Multifamily	227	$37,800	$30,277

Development/Re-Development Summary
June 30, 2015
($ in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cost	Cost to Date	Draws on Construction Loan to Date	Construction Completion Date	Leased %
Development Summary
The Maxwell, Arlington, VA	163 units & 2,200 square feet retail	$49,904	$47,434	$31,115	fourth quarter 2014	54%

Re-Development Summary
Silverline Center,Tysons, VA	532,000 square feet	$35,000	$34,045	N/A	first quarter 2015	61%

Commercial Leasing Summary - New Leases

	2nd Quarter 2015		1st Quarter 2015		4th Quarter 2014		3rd Quarter 2014		2nd Quarter 2014
Gross Leasing Square Footage
Office Buildings	57,693		61,141		92,349		37,852		69,367
Retail Centers	35,095		10,853		10,965		10,408		32,191
Total	92,788		71,994		103,314		48,260		101,558
Weighted Average Term (yrs)
Office Buildings	6.8		7.5		8.5		7.4		5.8
Retail Centers	9.6		11.0		9.2		9.8		10.2
Total	7.8		8.0		8.6		7.9		7.1

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$36.35	$38.06	$31.43	$33.14	$30.37	$31.66	$31.50	$32.62	$31.14	$32.00
Retail Centers	23.77	25.30	41.57	41.85	34.95	35.52	36.96	37.29	22.59	23.39
Total	$31.59	$33.23	$32.96	$34.45	$30.85	$32.07	$32.68	$33.63	$28.24	$29.08

Rate on new leases
Office Buildings	$41.61	$38.11	$35.39	$32.49	$38.39	$34.43	$33.77	$30.68	$35.71	$33.40
Retail Centers	28.17	26.42	52.79	46.99	41.82	37.65	43.69	38.76	22.07	21.36
Total	$36.53	$33.69	$38.01	$34.68	$38.75	$34.77	$35.91	$32.43	$30.79	$29.04

Percentage Increase
Office Buildings	14.5%	0.2%	12.6%	(2.0)%	26.4%	8.8%	7.2%	(5.9)%	14.7%	4.4%
Retail Centers	18.5%	4.4%	27.0%	12.3%	19.7%	6.0%	18.2%	4.0%	(2.3)%	(8.7)%
Total	15.6%	1.4%	15.3%	0.7%	25.6%	8.4%	9.9%	(3.6)%	9.0%	(0.1)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$2,209,271	$38.29	$3,255,324	$53.24	$4,609,137	$49.91	$1,499,573	$39.62	$2,330,006	$33.59
Retail Centers	592,351	16.88	353,335	32.56	120,600	11.00	162,180	15.58	1,616,068	50.20
Subtotal	$2,801,622	$30.19	$3,608,659	$50.12	$4,729,737	$45.78	$1,661,753	$34.43	$3,946,074	$38.86
Leasing Commissions and Incentives
Office Buildings	$1,809,746	$31.37	$2,092,175	$34.22	$3,328,304	$36.04	$1,345,301	$35.54	$1,512,211	$21.80
Retail Centers	592,483	16.88	754,661	69.53	275,428	25.12	291,731	28.03	300,287	9.33
Subtotal	$2,402,229	$25.89	$2,846,836	$39.54	$3,603,732	$34.88	$1,637,032	$33.92	$1,812,498	$17.84
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$4,019,017	$69.66	$5,347,499	$87.46	$7,937,441	$85.95	$2,844,874	$75.16	$3,842,217	$55.39
Retail Centers	1,184,834	33.76	1,107,996	102.09	396,028	36.12	453,911	43.61	1,916,355	59.53
Total	$5,203,851	$56.08	$6,455,495	$89.66	$8,333,469	$80.66	$3,298,785	$68.35	$5,758,572	$56.70

Commercial Leasing Summary - Renewal Leases

	2nd Quarter 2015		1st Quarter 2015		4th Quarter 2014		3rd Quarter 2014		2nd Quarter 2014
Gross Leasing Square Footage
Office Buildings	71,112		135,134		575,499		44,214		109,686
Retail Centers	95,048		111,342		45,084		170,568		10,645
Total	166,160		246,476		620,583		214,782		120,331
Weighted Average Term (yrs)
Office Buildings	3.9		4.8		6.1		7.4		4.8
Retail Centers	5.8		5.4		6.8		5.1		4.3
Total	4.9		5.1		6.1		5.6		4.8

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$30.91	$33.07	$35.26	$36.79	$35.87	$37.53	$32.89	$35.79	$33.89	$35.42
Retail Centers	17.57	18.54	16.14	16.71	33.21	35.65	13.65	13.86	45.12	47.17
Total	$23.28	$24.76	$26.63	$27.72	$35.67	$37.39	$17.61	$18.37	$34.89	$36.46

Rate on new leases
Office Buildings	$32.43	$31.37	$37.98	$35.99	$37.25	$35.44	$44.95	$41.11	$36.12	$34.39
Retail Centers	22.49	21.25	17.06	16.64	40.26	37.30	14.67	14.47	50.91	48.51
Total	$26.75	$25.58	$28.53	$27.25	$37.46	$35.57	$20.90	$19.95	$37.42	$35.64

Percentage Increase
Office Buildings	4.9%	(5.1)%	7.7%	(2.2)%	3.9%	(5.6)%	36.7%	14.9%	6.6%	(2.9)%
Retail Centers	28.0%	14.6%	5.7%	(0.4)%	21.2%	4.6%	7.4%	4.4%	12.8%	2.8%
Total	14.9%	3.3%	7.2%	(1.7)%	5.0%	(4.9)%	18.7%	8.6%	7.3%	(2.3)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$423,589	$5.96	$550,948	$4.08	$14,952,993	$25.98	$595,757	$13.47	$1,897,016	$17.29
Retail Centers	39,183	0.41	152,391	1.37	33,370	0.74	—	—	—	—
Subtotal	$462,772	$2.79	$703,339	$2.85	$14,986,363	$24.15	$595,757	$2.77	$1,897,016	$15.76
Leasing Commissions and Incentives
Office Buildings	$368,593	$5.19	$929,511	$6.88	$9,087,273	$15.79	$532,789	$12.05	$1,517,271	$13.83
Retail Centers	199,976	2.10	243,602	2.19	192,343	4.27	51,270	0.30	27,278	2.56
Subtotal	$568,569	$3.43	$1,173,113	$4.76	$9,279,616	$14.96	$584,059	$2.72	$1,544,549	$12.84
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$792,182	$11.15	$1,480,459	$10.96	$24,040,266	$41.77	$1,128,546	$25.52	$3,414,287	$31.12
Retail Centers	239,159	2.51	395,993	3.56	225,713	5.01	51,270	0.30	27,278	2.56
Total	$1,031,341	$6.22	$1,876,452	$7.61	$24,265,979	$39.11	$1,179,816	$5.49	$3,441,565	$28.60

10 Largest Tenants - Based on Annualized Commercial Income
June 30, 2015

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Commercial Income	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	66	5.79%	210,354	3.29%
Advisory Board Company	2	47	3.71%	199,762	3.12%
Booz Allen Hamilton, Inc.	1	127	2.72%	222,989	3.49%
Engility Corporation	1	27	2.50%	134,126	2.10%
Squire Patton Boggs (USA) LLP	1	22	2.43%	110,566	1.73%
Epstein, Becker & Green, P.C.	1	18	1.32%	53,427	0.84%
General Services Administration	3	41	1.24%	52,282	0.82%
Alexandria City School Board	1	167	1.18%	84,693	1.32%
Hughes Hubbard & Reed LLP	1	32	1.16%	53,208	0.83%
Cozen O'Connor	1	10	1.15%	36,574	0.57%
Total/Weighted Average		66	23.20%	1,157,981	18.11%

Industry Diversification
June 30, 2015

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific, and Technical Services	$76,640,158	38.37%	2,220,632	34.49%
Credit Intermediation and Related Activities	18,673,676	9.35%	334,486	5.20%
Religious, Grantmaking, Civic, Professional, and Similar Organizations	11,914,402	5.97%	315,621	4.90%
Food Services and Drinking Places	8,555,158	4.28%	268,156	4.17%
Educational Services	8,272,354	4.14%	271,809	4.22%
Food and Beverage Stores	6,773,934	3.39%	337,778	5.25%
Ambulatory Health Care Services	5,683,619	2.85%	176,670	2.74%
Executive, Legislative, and Other General Government Support	5,516,989	2.76%	155,732	2.42%
Furniture and Home Furnishings Stores	4,574,704	2.29%	216,089	3.36%
Health and Personal Care Stores	4,065,520	2.04%	107,960	1.68%
Personal and Laundry Services	3,988,057	2.00%	123,400	1.92%
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	3,828,711	1.92%	106,772	1.66%
Sporting Goods, Hobby, Book, and Music Stores	3,353,849	1.68%	201,827	3.13%
Electronics and Appliance Stores	3,142,604	1.57%	169,094	2.63%
Broadcasting (except Internet)	2,980,042	1.49%	70,672	1.10%
Administrative and Support Services	2,864,373	1.43%	77,896	1.21%
Miscellaneous Store Retailers	2,841,647	1.42%	149,440	2.32%
Publishing Industries (except Internet)	2,802,806	1.40%	79,659	1.24%
General Merchandise Stores	2,333,709	1.17%	265,366	4.12%
Amusement, Gambling, and Recreation Industries	2,110,815	1.06%	116,418	1.81%
Clothing and Clothing Accessories Stores	1,985,855	0.99%	103,610	1.61%
Nursing and Residential Care Facilities	1,888,051	0.95%	66,810	1.04%
Telecommunications	1,532,630	0.77%	38,926	0.60%
Real Estate	1,419,558	0.71%	40,825	0.63%
Social Assistance	1,258,560	0.63%	50,270	0.78%
Building Material and Garden Equipment and Supplies Dealers	1,167,246	0.58%	38,330	0.60%

Industry Diversification (continued)
June 30, 2015

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Chemical Manufacturing	936,612	0.47%	20,036	0.31%
Merchant Wholesalers, Durable Goods	839,559	0.42%	23,765	0.37%
Insurance Carriers and Related Activities	821,068	0.41%	25,324	0.39%
Merchant Wholesalers, Nondurable Goods	771,297	0.39%	48,208	0.75%
Construction of Buildings	665,461	0.33%	21,965	0.34%
Motor Vehicle and Parts Dealers	646,701	0.32%	36,832	0.57%
Transportation Equipment Manufacturing	558,973	0.28%	19,864	0.31%
Other	4,305,788	2.17%	137,806	2.13%
Total	$199,714,486	100.00%	$6,438,048	100.00%

Lease Expirations
June 30, 2015

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2015	48	201,640	4.72%	$6,959,354	$34.51	4.05%
2016	106	441,591	10.34%	17,317,585	39.22	10.08%
2017	86	554,049	12.97%	21,565,923	38.92	12.55%
2018	84	440,623	10.31%	16,522,472	37.50	9.62%
2019	85	622,635	14.58%	25,296,810	40.63	14.72%
2020 and thereafter	239	2,011,432	47.08%	84,170,283	41.85	48.98%
	648	4,271,970	100.00%	$171,832,427	40.22	100.00%
Retail:
2015	27	67,024	2.95%	$1,964,796	29.31	3.64%
2016	28	148,182	6.52%	3,756,874	25.35	6.97%
2017	46	256,920	11.30%	6,837,341	26.61	12.68%
2018	43	368,184	16.19%	5,375,251	14.60	9.97%
2019	39	173,299	7.62%	5,134,558	29.63	9.52%
2020 and thereafter	143	1,260,430	55.42%	30,859,730	24.48	57.22%
	326	2,274,039	100.00%	$53,928,550	23.71	100.00%
Total:
2015	75	268,664	4.10%	8,924,150	33.22	3.95%
2016	134	589,773	9.01%	21,074,459	35.73	9.34%
2017	132	810,969	12.39%	28,403,264	35.02	12.58%
2018	127	808,807	12.36%	21,897,723	27.07	9.70%
2019	124	795,934	12.16%	30,431,368	38.23	13.48%
2020 and thereafter	382	3,271,862	49.98%	115,030,013	35.16	50.95%
	974	6,546,009	100.00%	$225,760,977	34.49	100.00%

* Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
June 30, 2015

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000
51 Monroe Street	Rockville, MD	1979	1975	223,000
515 King Street	Alexandria, VA	1992	1966	75,000
6110 Executive Boulevard	Rockville, MD	1995	1971	201,000
1220 19th Street	Washington, DC	1995	1976	104,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	168,000
Silverline Center	Tysons, VA	1997	1972/1986/1999	532,000
600 Jefferson Plaza	Rockville, MD	1999	1985	113,000
Wayne Plaza	Silver Spring, MD	2000	1970	99,000
Courthouse Square	Alexandria, VA	2000	1979	115,000
One Central Plaza	Rockville, MD	2001	1974	267,000
1776 G Street	Washington, DC	2003	1979	263,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
Monument II	Herndon, VA	2007	2000	208,000
2000 M Street	Washington, DC	2007	1971	231,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	134,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
1140 Connecticut Avenue	Washington, DC	2011	1966	183,000
1227 25th Street	Washington, DC	2011	1988	135,000
Braddock Metro Center	Alexandria, VA	2011	1985	350,000
John Marshall II	Tysons, VA	2011	1996/2010	223,000
Fairgate at Ballston	Arlington, VA	2012	1988	143,000
The Army Navy Club Building	Washington, DC	2014	1912/1987	108,000
1775 Eye Street, NW	Washington, DC	2014	1964	185,000
Subtotal				4,863,000

Schedule of Properties (continued)
June 30, 2015

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	150,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	74,000
Bradlee Shopping Center	Alexandria, VA	1984	1955	171,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	197,000
Shoppes of Foxchase	Alexandria, VA	1994	1960/2006	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000
Gateway Overlook	Columbia, MD	2010	2007	220,000
Olney Village Center	Olney, MD	2011	1979/2003	199,000
Spring Valley Retail Center	Washington, DC	2014	1941/1950	75,000
Subtotal				2,523,000

Schedule of Properties (continued)
June 30, 2015

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET (1)
Multifamily Buildings / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	178,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	258,000
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003	157,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000
The Paramount / 135	Arlington, VA	2013	1984	141,000
Yale West / 216	Washington, DC	2014	2011	173,000
The Maxwell / 163	Arlington, VA	2014	2014	139,000
Subtotal (2,826 units)				2,431,000
TOTAL				9,817,000
(1) Multifamily buildings are presented in gross square feet.

Supplemental Definitions
June 30, 2015

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expensesand gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

Funds from operations ("FFO") is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property and impairment of depreciable real estate, plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs and severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments and gains on sale, not already excluded from FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property)
and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments and gains on sale, not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide NOI as a supplement to net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. It is the primary performance measure we use to assess the results of our operations at the property level.

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all stabilized properties that were owned for the entirety of the current and prior reporting periods, and exclude properties under redevelopment or development and properties purchased or sold at any time during the periods being compared. We define redevelopment properties as those for which we expect to spend significant development and construction costs on existing or acquired buildings pursuant to a formal plan which has a current impact on operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. Redevelopment and development properties are included in the same-store pool upon completion of the redevelopment or development, and the earlier of achieving 90% occupancy or two years after completion.

Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.